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                                                                  Exhibit 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report on the financial statements of Target Systems Corporation for the years ended June 30, 1995 and 1994 included on Applix, Inc.'s Amendment No. 1 on Form 8-K/A.


                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP



November 25, 1996
Boston, Massachusetts